SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  July 10, 1997

                    ________________________________________


                              THERMO FIBERTEK INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-11406                          52-1762325
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   81 Wyman Street
   Waltham, Massachusetts                                           02254-9046
   (Address of principal executive offices)                         (Zip Code)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (a) Financial Statements of Business Acquired: not applicable.

            (b) Pro Forma Combined Condensed Financial Information: not
                applicable.

            (c) Exhibits

                   99.1   Press Release of the Company, dated July 10, 1997


   Item 9.  Sales of Equity Securities Pursuant to Regulation S.
            ---------------------------------------------------

        On July 10, 1997, Thermo Fibertek Inc. (the "Company") issued a press release to announce that it had entered into an agreement to sell at par $150 million principal amount of 4-1/2% convertible subordinated debentures due 2004 (the "Debentures"). (Such press release is attached hereto as Exhibit 99.1.)

        Of that amount, Debentures having an aggregate principal amount of $36,100,000 were sold on July 16, 1997 without registration under the Securities Act of 1933 (the "Securities Act") in reliance on the exemption from registration provided by Regulation S under the Securities Act (the "Reg. S Debentures"). The Reg. S Debentures were offered, sold and delivered only to non-United States persons outside of the United States, its territories and possessions. (The balance of the Debentures ($116,900,000 principal amount, including $3,000,000 principal amount sold to cover over-allotments) were sold in the United States and/or to United States persons in reliance on the exemption from registration provided by Rule 144A under the Securities Act.)

        The managers of the Debenture offering were Lehman Brothers International (Europe), Salomon Brothers Inc. and Smith Barney Inc. The total underwriting discounts and commissions applicable to the Reg. S Debentures equaled $722,000, or 2.0% of the principal amount thereof.

        The Debentures will be convertible into shares of the Company's common stock at a price of $12.10 per share on or after the later of (i) the expiration of the 40-day period that began on July 16, 1997 and (ii) the effective date of a registration statement to be filed by the Company registering the resale of such shares of Common Stock under the Securities Act.
PAGE
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                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 16th day of July, 1997.



                                             THERMO FIBERTEK INC.


                                             By: /s/ Melissa F. Riordan
                                                 ------------------------
                                                 Melissa F. Riordan
                                                 Treasurer






   AA971890041